                                                                    EXHIBIT 99.2


                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT


              THIS COMMON STOCK AND WARRANT PURCHASE AGREEMENT (the "Agreement") is entered into as of February 28, 2001 by and among MARTEK BIOSCIENCES CORPORATION, a Delaware corporation ("Martek"), and the purchasers listed on
Schedule I hereto (individually a "Purchaser" and collectively the "Purchasers").

              WHEREAS, Martek desires to sell and the Purchasers desire to purchase shares of common stock, par value $.10 per share, of Martek ("Common Stock") and warrants to purchase shares of Common Stock, for the consideration and upon the terms and conditions hereinafter set forth;

              NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

              1.     Sale and Purchase of Common Shares and Warrants.

                     (a) Sale and Purchase. Subject to the terms and conditions hereof, Martek hereby agrees to sell, and the Purchasers, severally and not jointly, hereby agree to purchase shares of Common Stock (together with related share purchase rights pursuant to the Rights Agreement (the "Rights Agreement") between Martek and Registrar and Transfer Company, dated January 24, 1996, as amended November 5, 1998, the "Common Shares") and stock purchase warrants (the "Warrants," and together with the Common Shares, the "Units") at a price per Unit (the "Unit Price") equal to $15.8750. Each Unit shall consist of one share of Common Stock and a warrant to purchase one-quarter (1/4) of a share of Common Stock. The Warrants shall have an exercise price per one whole share equal to one hundred and twenty percent (120%) of the applicable Unit Price. All Warrants acquired by a given Purchaser shall initially be represented by a single Common Stock Purchase Warrant in the form of Exhibit A hereto. The total purchase price to be paid by each Purchaser is set forth opposite each Purchaser's name as that Purchaser's "purchase commitment" on Schedule I hereto. The number of Units to be purchased by a Purchaser shall be equal to the dollar amount of the "purchase commitment" set forth opposite the Purchaser's name on
Schedule I hereto divided by the applicable Unit Price. The total aggregate purchase price to be paid by all of the Purchasers (the "Purchase Price") shall not be less than $20,000,000.

                     In the event Martek shall, during the period beginning on the date of this Agreement and ending ninety (90) days after the Closing Date (as defined below), sell any shares of Martek's common stock at, or any instruments that can be converted into or otherwise exchanged for Martek's common stock exercisable at (the "Subsequent Sale"), a price per share (the "Subsequent Purchase Price") that is less than the Unit Price, the purchase price per Unit hereunder shall be adjusted to an amount that would reflect that Subsequent Purchase Price, as if that Subsequent Purchase Price had been originally used in the calculation of the price of the Units (the "Adjusted Unit Price") as follows: Martek shall, within ten (10) business days of the Subsequent Sale, pay to each Purchaser an amount equal to the number of Units purchased by that Purchaser times the difference between the Unit Price and the Adjusted Unit Price, and shall deliver new Warrants to each Purchaser in exchange for the previously issued Warrants that shall have a exercise price per share equal to 120% of the Adjusted Unit Price; provided, however, that the foregoing shall not apply to Subsequent Sales under or in (i) existing employee and director benefit plans, (ii) currently outstanding options and warrants or (iii) business combinations.

                     (b) Closing. The closing shall take place at the offices of Hogan & Hartson L.L.P., 111 South Calvert Street, Suite 1600, Baltimore, Maryland 21202 on the business day immediately following the date of this Agreement. The day on which the closing takes place shall be referred to as the "Closing Date."

                     (c) Payment of Purchase Price. On the Closing Date, each Purchaser will pay and deliver to Martek that portion of the Purchase Price set forth opposite such Purchaser's name as that Purchaser's "purchase commitment" on Schedule I hereto by wire transfer of immediately available funds.

                     (d) Delivery of Common Shares and Warrants. On the Closing Date, against delivery by the applicable Purchaser of that portion of the Purchase Price to be paid by it, Martek will issue and deliver to such Purchaser (i) a certificate or certificates representing that number of Common Shares to be purchased by each Purchaser on the Closing Date pursuant to Section 1(a), registered in the name of such Purchaser and/or the designated nominee(s) of such Purchaser and (ii) a fully executed Warrant or Warrants to purchase that number of Common Shares as determined pursuant to Section 1(a) all as set forth in Schedule 1 hereto. Prior to each Purchaser's delivery of payment for the Units, Martek will deliver via facsimile a copy of the executed Certificates and Warrants to be delivered on the Closing Date to each Purchaser if requested by that Purchaser.

              2. Representations and Warranties of Martek. Martek hereby represents, warrants and agrees as of the date of this Agreement (and as of the Closing Date), as follows:

                     (a) Martek is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power and corporate authority to carry on its business as it is now being conducted, to execute and deliver this Agreement and the Warrants and to consummate the transactions contemplated hereby and thereby. Martek is qualified as a foreign corporation in the State of Maryland and the Commonwealth of Kentucky, and in every other jurisdiction in which the failure to so qualify would have a material adverse effect on its business. Martek has no subsidiaries.

                     (b) The authorized capital of Martek consists of 35,000,000 shares of capital stock, (i) of which 30,000,000 shares are designated Common Stock, of which 17,852,762 shares of Common Stock were outstanding and were duly authorized, validly issued, fully paid and nonassessable on February 22, 2001, and (ii) of which 5,000,000 shares are designated preferred stock, par value $.01 per share, none of which were outstanding on February 22, 2001 or are outstanding on the date hereof. Martek has no other classes of stock authorized or outstanding. Martek has reserved from its authorized and unissued capital stock a sufficient number of shares of Common Stock to provide for the issuance of the shares underlying the Warrants upon exercise of the Warrants. As of February 22, 2001, options and warrants to purchase 2,908,470 and 691,198 shares of Common Stock, respectively, were outstanding, and when such options and warrants are exercised and the prescribed exercise price paid, the shares of Common Stock issued with respect to such options and warrants will be duly authorized, validly issued, fully paid and nonassessable. Except as set forth above and granted pursuant to the Rights Agreement, there are no existing options, warrants, calls, commitments or rights of any character to purchase or otherwise acquire from Martek shares of capital stock of any class, no outstanding securities of Martek that are convertible into shares of capital stock of Martek of any class, and no options, warrants or rights to purchase from Martek any such convertible securities. Martek has no outstanding contractual or other obligation to repurchase, redeem or otherwise acquire any outstanding shares of its capital stock. The issued and outstanding shares of Common Stock have not been, and the Common Shares to be issued to Purchasers hereunder and the Common Shares issuable upon exercise of the Warrants will not be, issued in violation of any preemptive or other rights of any person, whether arising by statute, under the Certificate of Incorporation or By-Laws of Martek or in any other manner known to Martek. No person or entity is entitled to any preemptive or similar right with respect to the issuance of any capital stock of Martek.

                     (c) The Board of Directors of Martek has approved this Agreement and the transactions contemplated hereby in the manner prescribed by law and authorized the execution, delivery and performance of this Agreement and the Warrants.

                     (d) This Agreement constitutes and the Warrants, when executed and delivered against payment therefor in accordance with the terms hereof, will constitute, valid and binding obligations of Martek, enforceable in accordance with their respective terms. This Agreement has been duly executed and delivered by Martek. Neither the execution and delivery of this Agreement and the Warrants, nor the consummation of the transactions contemplated herein and therein, will violate any law, rule, regulation, judgment, injunction, decree, determination, award or order of any court or governmental agency or instrumentality, domestic or foreign, or conflict with or result in any breach of any of the terms of or constitute a default under, or result in the termination of or the creation or imposition of any mortgage, lien, security interest or other charge or encumbrance of any nature under, Martek's Certificate of Incorporation or By-Laws or the terms of any contract or agreement to which Martek is a party or by which Martek or any of the assets and properties of Martek is bound. Neither the execution and delivery by Martek of this Agreement and the Warrants, nor the consummation by Martek of any of the transactions contemplated herein or therein, requires any consent, approval, order or authorization of, or registration with, or the giving of notice to, any governmental or public body or authority or any other person, except for such notices, consents or approvals which have previously been obtained or which will be obtained on or before each closing date, as applicable, and notices and filings that may be required under applicable state and federal securities laws that will be undertaken after each closing date, as applicable.

                     (e) Upon consummation of the transactions contemplated by this Agreement, the Common Shares will be validly issued, fully paid and nonassessable and free and clear of all pledges, liens and encumbrances imposed by Martek, and the Common Shares issuable upon exercise of the Warrants will, upon exercise and payment of the exercise price therefor, be validly issued, fully paid and nonassessable and free and clear of all pledges, liens and encumbrances impose by Martek.

                     (f) Since becoming subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Martek has made all required filings pursuant to the rules and regulations promulgated thereunder, and all such filings complied in all materials respects with the Exchange Act and such rules and regulations as of the date filed with the Securities and Exchange Commission (the "SEC").

                     (g) As of their respective dates, the financial statements of Martek included in all of its filings made pursuant to the Exchange Act complied in form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the period involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of Martek as of the dates thereof and its results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

                     (h) Martek owns, or possesses adequate rights to use, all patents, patent rights, inventions, trade secrets, licenses, know-how, trademarks, service marks, trade names and copyrights which are necessary for the conduct of Martek's business as presently conducted.

                     (i) Martek agrees to keep reserved from its authorized and unissued capital stock a sufficient number of shares of Common Stock or other securities issuable upon exercise of the Warrants to provide for the issuance of Common Stock or other securities on the exercise of the Warrants.

                     (j) Martek agrees to use its best efforts to promptly secure the listing of the Common Shares and the Common Shares issuable upon exercise of the Warrants upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and, so long as any Purchaser owns any of the Common Shares, the Warrants and the shares underlying the Warrants (collectively, the "Securities"), shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Common Shares and shares issuable upon exercise of the Warrants. Martek has taken no action designed to delist, or which is likely to have the effect of delisting, the Common Stock from any of the national securities exchanges or automated quotation systems upon which the shares of Common Stock are listed.

                     (k) Since October 31, 2000, and except for matters publicly disclosed by Martek in its filings with the SEC, press releases or other "public disclosure" as such term is defined in Section 101(e) of Regulation FD of the SEC:

                            (i)    there has been no material adverse change or
any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of Martek, whether or not arising in the ordinary course of business provided, however, that Martek has continued to incur operating losses since that date;

                            (ii)   there have been no transactions entered into
by Martek other than those in the ordinary course of business, which are material with respect to Martek;

                            (iii)  there has been no dividend or distribution of
any kind declared, paid or made by Martek on any class of its capital stock; and

                            (iv)   Martek has incurred no material contingent
obligations.

                     (l) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of Martek, threatened, against or affecting Martek which, singly or in the aggregate, might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of Martek, or which, singly or in the aggregate, might reasonably be expected to materially and adversely affect the properties or assets thereof or which might materially and adversely affect the consummation of this Agreement, nor, to the best knowledge of Martek, is there any reasonable basis therefor. Martek is not in default with respect to any judgment, order or decree of any court or governmental agency or instrumentality which, singly or in the aggregate, would have a material adverse effect on the assets, properties or business of Martek.

                     (m) Martek has conducted and is conducting its business in compliance with all applicable Federal, state, local and foreign statutes, laws, rules, regulations, ordinances, codes, decisions, decrees, directives and orders, except where the failure to do so would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or on the earnings, assets, business affairs or business prospects of Martek.

                     (n) Martek is not in violation of its certificate of incorporation or bylaws or in material default in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust, or other instrument or material agreement to which Martek is a party or by which it may be bound, or to which any of the property or assets of Martek is subject.

                     (o) Martek has good and marketable title to its owned properties, free and clear of all material security interests, mortgages, pledges, liens, charges, encumbrances and claims of record. The properties of Martek are, in the aggregate, in good repair (reasonable wear and tear excepted), and suitable for their respective uses. Any real property held under lease by Martek is held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the conduct of the business of Martek. Martek owns or leases all such real properties as are necessary to its business or operations as now conducted.

                     (p) Martek represents and warrants that the information contained in the following documents (the "Company Documents"), which will be made available to each Purchaser before the Closing, as of its date (or date of filing with the SEC, as applicable), does not or will not contain an untrue statement of a material fact or omit or will omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were or will be made, not misleading:

                     (i) Martek's Annual Report on Form 10-K for the fiscal year ended October 31, 2000,

                     (ii) Martek's Proxy Statement for its 2001 Annual Meeting of Shareholders; and

                     (iii) all other documents, if any, filed by Martek with the SEC since January 29, 2001 pursuant to the reporting requirements of the Securities Exchange Act.

              (q) Martek intends to use the proceeds from the sale of the Units for working capital and other general corporate purposes. Martek is not now and after the sale of the Units under this Agreement and the application of the net proceeds from the sale of the Units described in the proceeding sentence will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

              (r) Subject to the accuracy of the Purchaser's representations and warranties in Section 3 of this Agreement, the offer, sale, and issuance of the Units in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and from the registration or qualification requirements of the laws of any applicable state or United States jurisdiction.

              (s) Neither Martek, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Units to the Purchasers. The issuance of the Units to the Purchasers will not be integrated with any other issuance of Martek's securities (past, current or future) for purposes of the Securities Act or any applicable rules of the Nasdaq National Market (or of any national securities exchange on which Martek's Common Stock is then traded.) Martek will not make any offers or sales of any security (other than the Units) that would cause the offering of the Units to be integrated with any other offering of securities by Martek's for purposes of any registration requirement under the

Securities Act or any applicable rules of the Nasdaq National Market (or of any national securities exchange on which Martek Common Stock is then traded.)

              (t) Martek has not taken and will not, in violation of applicable law, take any action outside the ordinary course of business designed to or that might reasonably be expected to cause or result in unlawful manipulation of the price of its Common Stock to facilitate the sale or resale of the Common Shares.

              3. Representations and Warranties of the Purchasers. Each Purchaser for itself, severally and not jointly, hereby represents, warrants and agrees, as of the date of this Agreement (and as of the Closing Date), as follows:

                     (a) Such Purchaser is acquiring the Common Shares and the Warrants subscribed for hereunder for its own account as principal, for investment purposes and not with a view to any distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any other securities laws. Such Purchaser further understands and acknowledges that the offer and sale of the Securities to the Purchasers pursuant to this Agreement will not be registered under the Securities Act or any state securities laws on the assumption that the offer and sale of the Securities to the Purchasers are exempt from registration pursuant to Section 4(2) of the Securities Act and Regulation D thereunder and that Martek's reliance upon such exemption is predicated upon such Purchaser's representations set forth in the Agreement and as shall be made by any holder of the Warrants upon exercise thereof.

                     (b) Such Purchaser is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act, and by virtue of such Purchaser's experience in financial and business matters, is capable of evaluating the merits and risks of such Purchaser's investment in the Securities, has the ability to bear the economic risks of such an investment, including a complete loss of the investment, and has the capacity to protect the Purchaser's own interests. For purposes of the requirements of state securities laws, such Purchaser represents that it is either (i) solely a resident of the state set forth opposite its name on Schedule I or (ii) acting through its duly authorized agent, which agent's principal office is located in the state set forth opposite the Purchaser's name on Schedule I hereto and that the offer and purchase of the Securities pursuant hereto has and will occur solely in such state.

                     (c) Such Purchaser acknowledges that the Warrants and the certificates representing the Common Shares and the shares underlying the Warrants shall bear a legend substantially as set forth below indicating the restrictions on transfers to which the Securities and the Warrants are subject, and instructions shall be given to the transfer agent for the Common Stock that no transfer is to be effected except in compliance with such transfer restrictions:

              The securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws and may not be offered, sold or transferred in the absence of registration or the availability of an exemption from registration under the Act and regulations promulgated thereunder and applicable state securities laws.

                     (d) Because the Securities have not been registered under the Securities Act or applicable state securities laws, such Purchaser acknowledges that the economic risk of the investment must be borne indefinitely by such Purchaser, the Securities cannot be sold by the Purchaser unless subsequently registered under the Securities Act and such laws or unless an exemption from such registration is available, and while Martek intends to file a registration statement covering the Securities for public resale as set forth in Section 4 below, there is no assurance that the Securities will in fact be so registered.

                     (e) Such Purchaser hereby acknowledges that Martek has made available to such Purchaser such books, records, corporate documents and all other information as Purchaser has requested and considers necessary to evaluating the merits and risks of an investment in the Securities. Each Purchaser acknowledges that it has been afforded the opportunity to ask questions concerning Martek and has received satisfactory answers thereto, to obtain all additional information that it has requested and to request and receive all documents concerning Martek and the terms and conditions of such Purchaser's investment. Such Purchaser acknowledges that it has not been offered the Securities by any means of general solicitation or advertisement, and that no commission or sales charge is payable by the Purchaser to any third party in connection with the purchase of the Securities.

                     (f) Such Purchaser recognizes that investment in the Securities involves a high degree of risk. In evaluating the suitability of an investment in the Securities, such Purchaser has not (A) relied upon any representations or other information (whether oral or written) other than (i) the representations and warranties set forth in this Agreement, (ii) the documents and answers to questions furnished to such Purchaser by Martek (or its designated representatives) and (iii) Martek's filings made pursuant to the Exchange Act, or (B) relied upon any projections or predictions as to the future business or financial performance of Martek which Martek has not disclosed to the public. Such Purchaser is aware that no federal or state agency has made any finding or determination as to the fairness of the Securities for investment, nor any recommendation or endorsement of the Securities.

              4.     Registration Rights.

                     (a) Initial Registration. As soon as reasonably practicable, but in no event later than 30 days after the Closing Date, Martek shall prepare and file with the SEC (and such state securities commissions as may be necessary or appropriate to permit the registration of the Securities in all 50 states and the District of Columbia) a registration statement on Form S-3 (or, if Martek is ineligible to use Form S-3, such other form as Martek deems appropriate) (the "Registration Statement") to effect the registration under the Securities Act and relevant state securities laws of the Securities in connection with (i) the disposition of the Common Shares and the shares received upon exercise of the Warrants by the Purchasers, from time to time in the open market, in one or more transactions (which may involve block transactions), in negotiated, underwritten, or other transactions or through a combination of such methods of sale, at market prices prevailing at the time of sale, at prices relating to such prevailing market prices or at negotiated prices, (ii) the disposition of the Warrants by the Purchasers from time to time in such manner, and (iii) the issuance of the shares underlying the Warrants upon exercise of the Warrants by persons or entities that receive the Warrants upon transfer thereof pursuant to the terms of such Warrants (the "Record Transferees"). Martek shall use its best efforts to obtain effectiveness of the Registration Statement within 120 days of the Closing Date. Notwithstanding the foregoing, Martek's obligations under this paragraph are conditioned upon prompt and complete cooperation by the Purchasers in providing all appropriate information about themselves and their proposed plan of distribution required to be disclosed in the Registration Statement.

                            In the event that the Registration Statement is not
declared effective by the SEC on or before the 120th day following the Closing Date (the "Penalty Date") Martek shall pay to each Purchaser who holds Units on that date liquidated damages in an amount equal to 0.25% of the total purchase price of the Units purchased by such Purchaser pursuant to this Agreement that continue to be held by that Purchaser for each week after the Penalty Date that the Registration Statement is not declared effective, until the earlier of such time as all Shares and Warrant Shares are disposed of by such Purchaser or are eligible for sale under SEC Rule 144(k).

                            All expenses of Martek associated with the
preparation of the Registration Statement and the filing thereof shall be borne by Martek, including the payment of any applicable listing fees. The Purchasers, and, as necessary, Record Transferees shall be responsible for fees and expenses of their own counsel and any commissions or underwriting discounts payable with respect to any resale of the Common Shares and/or shares underlying the Warrants. In connection with the Registration Statement, but subject to the limitations of Section 4(b) hereof, Martek will prepare and file with the SEC and any state securities commissions such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act and Rule 415 thereunder with respect to the disposition of all the Securities and issuance of all shares underlying the Warrants to Record Transferees covered by such Registration Statement. Notwithstanding the foregoing, Martek will only be required to maintain the effectiveness of the Registration Statement (i) with respect to the Securities registered thereunder for resale by the Purchasers, until the earlier of (a) such time as all of such Securities have been disposed of in accordance with the intended methods of disposition by the Purchasers set forth in such Registration Statement, (b) such date on which each of the Purchasers may dispose of all of the Securities held by it in one transaction in the open market pursuant to Rule 144(k) under the Securities Act, or (c) with respect to the Common Shares and Warrants, five years from the effective date of the Registration Statement, and with respect to the shares underlying the Warrants, five years from the date on which such shares are issued to a Purchaser upon exercise of the Warrants; and (ii) with respect to the shares underlying the Warrants which are registered for issuance to Record Transferees, until the earlier of (a) the expiration of the Warrants in accordance with their terms or (b) the issuance of all of the shares underlying the Warrants pursuant to exercise of the Warrants.

                            Martek shall promptly notify each Purchaser upon the
Registration Statement, and any post-effective amendment thereto, being declared effective by the SEC, and shall furnish to each Purchaser such number of copies of the Registration Statement and of each amendment and supplement thereto, such number of copies of the prospectus included in such Registration Statement and such other related documents as such Purchaser may reasonably request in order to facilitate the disposition of the Securities by such Purchaser.

                     (b)    Limitations.   Notwithstanding the foregoing, Martek
shall notify each Purchaser at any time after effectiveness of the Registration Statement (when a prospectus relating thereto is required to be delivered under the Securities Act) of the happening of any event or other circumstance as the result of which (i) the prospectus included in such Registration Statement, as then in effect, would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, or (ii) the continued effectiveness of such Registration Statement or a subsequent Registration Statement, and the use of such prospectus, would otherwise have a material and adverse affect on any proposed or pending acquisition, merger, business combination or other material transaction involving Martek, and, upon receipt of such notice and until Martek makes available to each Purchaser a supplemented or amended prospectus, each Purchaser shall not offer or sell any Securities pursuant to such Registration Statement and shall return all copies of such prospectus to Martek if requested to do so by it. As promptly as practicable following any such occurrence, Martek shall prepare and furnish to each Purchaser a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to subsequent purchasers of the Common Shares, such prospectus shall meet the requirements of the Securities Act and relevant state securities laws, provided that such obligation on the part of Martek shall be suspended for such period of time as Martek considers reasonably necessary and in its best interest due to circumstances then existing (but not more than 60 days in any 365-day period). Each Purchaser shall furnish to Martek such information regarding each such Purchaser and its proposed method of distribution of the Securities as Martek may from time to time request and as shall be required by law to effect and maintain the registration of such Securities under the Securities Act and any state securities laws.

                     (c) Agreements of Martek. Martek shall use reasonable efforts to (i) register and qualify the Securities under such other securities or "blue sky" laws of all jurisdictions in the United States requiring such blue sky qualification, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the effectiveness of the Registration Statement, provided, however, that Martek shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(c), (b) subject itself to general taxation in any jurisdiction, (c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause Martek undue expense or burden, or (e) make any change in its charter or bylaws, which in each case Martek's Board of Directors determines to be contrary to the best interests of Martek and its stockholders.

                     (d)    Indemnification.

                            (i)    Martek will indemnify each Purchaser, each of
the officers, directors and partners of, and each person controlling, such Purchaser with respect to which any registration statement under the Securities Act has been filed and become effective pursuant to this Agreement, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus contained in any registration statement covering the Securities for resale, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and for any misrepresentation or breach of any representation or warranty given or made by Martek in this Agreement, and will reimburse each such Purchaser, each of its officers, directors and partners, and each person controlling such Purchaser for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, provided that Martek will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to Martek by such Purchaser specifically for use therein.

                            (ii)   Each Purchaser will indemnify Martek, each of
its directors and officers, each person who controls Martek within the meaning of the Securities Act, and each other such Purchaser, each of its officers, directors and partners and each person controlling such Purchaser against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Martek, such Purchaser, and such directors, officers, partners or controlling persons for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such prospectus in reliance upon and in conformity with written information furnished to Martek by such Purchaser specifically for use therein.

                            (iii)  Each party entitled to indemnification under
this Section 4(d) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such indemnified party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in actual detriment to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                            (iv)   In order to provide for just and equitable
contribution to joint liability under the Securities Act in any case in which any person or entity entitled to indemnification under Section 4(d) makes a claim for indemnification pursuant to this Section 4(d) but it is judicially determined (by entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 4(d) provides for indemnification in such case; then, and in such case, the party that would otherwise be required to indemnify under Section 4(d) will contribute to the aggregate losses, claims, damages or liabilities to which the other parties may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the parties in connection with the losses suffered, as well as any other relevant equitable considerations.

              5. Information Rights. At such time as Martek is not subject to the reporting requirements of the Exchange Act, and so long as the aggregate number of Common Shares and shares underlying the Warrants then beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) by a Purchaser is not less than 50% of the sum of the initial number of Common Shares purchased by such Purchaser hereunder and the initial number of shares issuable upon exercise of the Warrants purchased by such Purchaser hereunder, Martek shall deliver the following to such Purchaser:

                     (a) As soon as available, and in any event within 45 days after the end of each of the first three quarters in each fiscal year of Martek, unaudited consolidated statements of income, cash flows and stockholders' equity for such quarterly period and for the period from the beginning of the then current fiscal year to the end of such quarterly period, and an unaudited consolidated balance sheet of Martek as at the end of such quarterly period, in each case setting forth in comparative form consolidated figures for the corresponding periods in the preceding fiscal year, all in reasonable detail, prepared by Martek in accordance with generally accepted accounting principles consistently followed throughout the periods involved, subject to normal year-end adjustments, and certified by the principal financial officer of Martek and accompanied by a written discussion of operations in summary form with respect to such quarterly period.

                     (b) As soon as available, and in any event within 90 days after the end of each fiscal year of Martek, consolidated statements of income, cash flows and stockholders' equity for such fiscal year, and a consolidated balance sheet of Martek as at the end of such year, in each case setting forth in comparative form consolidated figures for the preceding fiscal year, prepared by Martek in accordance with generally accepted accounting principles consistently followed throughout the periods involved, and certified by Ernst & Young LLP or another nationally recognized firm of independent public accountants, and accompanied by a written discussion of operations in summary form with respect to such fiscal year.

              6.     Notices.      All notices, demands, requests, or other
communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery, overnight or express mail, telegram or telex, addressed as follows:

                     (i)    If to Martek:

                            Martek Biosciences Corporation
                            6480 Dobbin Road
                            Columbia, MD  21045
                            Attention:  Corporate Secretary
                            Telefax No.:  (410) 740-2985

                     with a copy (which shall not constitute notice) to:

                            Michael J. Silver
                            Hogan & Hartson L.L.P.
                            111 South Calvert Street, 16th Floor
                            Baltimore, MD  21202
                            Telefax No.:  (410) 539-6981

                     (ii)   If to Purchasers:

                            The address listed under each Purchaser's name on
                            Schedule I hereto.

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a telex) the answerback being deemed conclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

              7. Publicity. Martek and the Purchasers shall notify each other prior to issuing any press releases or otherwise making any news release or other public announcement with respect to the transactions contemplated hereby, other than as required in connection with any filings with any federal or state governmental or regulatory agency with respect thereto, and in no event will the Purchasers issue any such release or make any such public announcement without the prior approval of Martek. Notwithstanding the foregoing, the Purchasers hereby agree that Martek may issue a press release with regard to the subject matter of this Agreement on or after the Closing Date without providing the

Purchasers with the notification required by this Section 7. Not withstanding the foregoing, Martek will not issue any public statement, press release or any other public disclosure listing any Purchaser as one of the purchasers of the Units without the Purchaser's prior written consent, except as may be required by applicable law or rules of any exchange on which Martek's securities are listed and as is required in connection with the Registration Statement.

              8. Legal Opinion of Company Counsel. On or before the Closing Date, Martek shall deliver to each Purchaser an opinion of Hogan & Hartson L.L.P., counsel to Martek, as to the validity of the Common Shares, the Warrants and the Common Shares issuable upon exercise of the Warrants and other customary matters.

              9. Information Available. So long as the Registration Statement is effective covering the resale of Common Shares owned by any Purchaser, Martek will furnish to such Purchaser:

                     (a) as soon as practicable after becoming available (but in the case of Martek's Annual Report to Shareholders, within 120 days after the end of Martek's fiscal year), one copy of

                            (i)    its Annual Report to Shareholders (which
Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants);

                            (ii)   if not included in substance in the Annual
Report to Shareholders, its Annual Report on Form 10-K;

                            (iii)  its quarterly reports on Form 10-Q; and

                            (iv)   a full copy of the particular Registration
Statement covering the Common Shares (the foregoing, in each case, excluding exhibits)

                     (b) upon the request of the Purchaser, a reasonable number of copies of the Prospectus to supply to any other party requiring the Prospectus.

              10. Rule 144 Information. For two years after the date of this Agreement, Martek shall file all reports required to be filed by it under the Securities Act and the rules and regulations thereunder and the Securities Exchange Act and the rules and regulations thereunder and shall take such further action to the extent required to enable the Purchasers to sell the Common Shares pursuant to Rule 144 under the Securities Act (as such rule may be amended from time to time).

              11. Broker's Fee. The Purchasers acknowledge that Martek intends to pay to JP Morgan H&Q, as placement agent, a fee in respect of the sale of the Units to certain of the Purchasers. Each of the parties to this Agreement hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Units to the Purchasers. Martek shall indemnify and hold harmless the Purchasers from and against all fees, commissions or other payments owing by Martek to JP Morgan H&Q or any other person or firm acting on behalf of Martek.

              12.    Stock Option Matters and Other Matters.

                     Martek shall, within thirty (30) days of the Closing Date, adopt such amendments to its stock option plans and By-laws (the "Stock Option Plan and By-law Amendments") to provide that, unless approved by the holders of a majority of the shares present and entitled to vote at a duly convened meeting of shareholders or a majority of outstanding shares entitled to vote acting by written consent, the company shall not (i) grant any stock options with an exercise price that is less than 100% of the fair market value of the underlying stock on the date of grant; (ii) reduce the exercise price of any stock option granted under any existing or future stock option plan; or (iii) sell or issue any security convertible, exercisable or exchangeable into shares of Common Stock, having a conversion, exercise or exchange price which is subject to downward adjustment based on the market price of the Common Stock at the time of conversion, exercise or exchange of such security into Common Stock (other than pursuant to customary anti-dilution provisions). This By-law may not be amended or repealed without the affirmative vote of the holders of a majority of the shares present and entitled to vote at a duly convened meeting of shareholders. Upon the adoption of the Stock Option Plan and By-law Amendments, Martek shall promptly furnish a copy of such amendments to the Purchasers, if so requested by each Purchaser. Martek agrees that, prior to the adoption of the Stock Option Plan and By-law Amendments by all necessary corporate action of Martek as described above, Martek shall not conduct any of the actions specified in (i),
(ii) or (iii) above of this Section 11.


              13.    Miscellaneous

                     (a) At the Closing, Martek shall reimburse invoiced expenses not to exceed $15,000 in the aggregate to the Purchasers for their legal expenses and other out-of-pocket expenses arising in connection with the transactions contemplated by this Agreement (to the extent such expenses, evidenced by written invoices presented to Martek, exceed $15,000, Martek shall make such reimbursement payment pro-rata among the Purchasers in proportion to the "purchase commitment" of each Purchaser set forth on Schedule 1 hereto). The

Purchasers agree to pay any other expenses incurred by them in completing the transactions contemplated by this Agreement.

                     (b) This Agreement and the Warrants constitute the entire agreement between the parties hereto with respect to the transactions contemplated herein, and the Agreement and the Warrants supersede and terminate all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein.

                     (c) No amendment or modification hereof shall be binding unless set forth in writing and duly executed by the parties hereto. This Agreement and the rights and obligations of the parties hereunder may not be assigned without the prior written consent of the other parties hereto.

                     (d) The representations or warranties of the Purchasers and Martek contained herein shall survive the execution and delivery of this Agreement and consummation of the transactions contemplated hereby.

                     (e) Each of the Purchasers and Martek agrees to take such further actions and to execute and deliver such further instruments as may reasonably be necessary from time to time in order to fully effectuate the purposes, terms and conditions of this Agreement.

                     (f) For purposes of this Agreement, the term "business day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of Maryland are authorized or obligated by law or executive order to close. For purposes of this Agreement, the term "trading day" shall mean any day on which the Nasdaq Stock Market or the principal securities exchange or quotation system on which the Common Stock is traded is open for regular trading.

                     (g) This Agreement shall be enforced, governed and construed in accordance with the laws of the State of Delaware. The parties hereby expressly agree that all claims in respect of this Agreement shall be brought in the state and federal courts of the State of Maryland, the parties hereby irrevocably submit to the jurisdiction of such courts for purposes of any such action and the parties hereby expressly waive the right to a jury trial in connection with any such action. The Purchasers acknowledge that any breach or threatened breach by a Purchaser of the terms of this Agreement would cause irreparable harm to Martek which would not be compensable by money damages alone, and the Purchasers agree that Martek shall have the right to enforce this Agreement and any such terms by injunction, specific performance or other equitable relief in order to prevent or restrain any such breach by a Purchaser.

                     (h) This Agreement and the rights, power and duties set forth herein shall be binding upon the Purchasers and Martek, their successors and assigns, and shall inure to the benefit of Martek and the Purchasers, respectively. Failure of the Purchasers or Martek to exercise any right or remedy under this Agreement, or a delay by the Purchasers or Martek in exercising the same, will not operate as a waiver thereof. No waiver by the Purchasers or Martek will be effective unless and until it is in writing and signed by the party whose consent is required by the terms hereof.

                     (i) It is the explicit intention of the parties hereto that no person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and that the covenants, undertaking and agreement set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by the parties hereto or their respective successors and assigns as permitted hereunder.

                     (j) If any provision or clause of this Agreement shall for any reason be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such provision or clause had never been contained in the Agreement, and there shall be deemed substituted therefor such other provision or clause as will most nearly accomplish the intent of the parties as expressed in this Agreement to the fullest extent permitted by law.

                     (k) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document.

                     (l) No Conflicts of Interest. Martek represents and warrants that, to its knowledge, no trustee or employee of the State of Wisconsin Investment Board identified on Exhibit B, either directly or indirectly will, in connection with the investment made pursuant to this Agreement, receive directly from Martek (i) a personal interest in Martek or Martek's property or securities or (ii) anything of substantial economic value for his or her private benefit from Martek or anyone acting on its behalf.

              IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, or have caused this Agreement to be executed, as of the date written below.

Date: February 28, 2001


                                    MARTEK BIOSCIENCES CORPORATION



                                    By:
                                        ----------------------------------------
                                       Peter L. Buzy
                                       Chief Financial Officer



                                    PURCHASERS:

                                    NATIONS SMALL COMPANY FUND, a series of
                                      NationsFund, Inc.

                                    By: Banc of America Capital Management,
                                          Inc., Investment Subadvisor



                                    By:
                                        ----------------------------------------
                                        Edward D. Bedard
                                        Managing Director and Chief
                                          Administrative Officer


                                    CATALYST PARTNERS, L.P.

                                    By:   Grover Capital Advisors L.L.C.
                                    Its:  General Partner



                                    By:
                                        ----------------------------------------
                                        Allison Rosen
                                        Managing Member

                                    CATALYST INTERNATIONAL, LTD

                                    By:   Grover Capital Advisors L.L.C.
                                    Its:  Investment Advisor



                                    By:
                                        ----------------------------------------
                                        Hope Taitz
                                        Managing Member

                                    ROYAL BANK OF CANADA

                                    By: ROYAL BANK OF CANADA
                                    By: Its duly authorized agent:
                                        RBC DOMINION SECURITIES CORPORATION



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    DOMAIN PUBLIC EQUITY PARTNERS, L.P.

                                    By: Domain Public Equity Associates, L.L.C.



                                    By:
                                        ----------------------------------------
                                        Nicole Vitullo
                                        Managing Member


                                    CROSS ATLANTIC PARTNERS K/S

                                    By:
                                    Its:



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    CROSS ATLANTIC PARTNERS II, K/S

                                    By:
                                    Its:



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    CROSS ATLANTIC PARTNERS III, K/S

                                    By:
                                    Its:



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    CROSS ATLANTIC PARTNERS IV, K/S


                                    By:
                                    Its:



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    UNIBANK A/S

                                    By:
                                    Its:



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    BLACK BEAR FUND I, L.P., a California
                                      limited partnership

                                    By: Eastbourne Capital Management, L.L.C.
                                    Its: General Partner



                                    By:
                                        ----------------------------------------
                                        Eric M. Sippel
                                        Chief Operating Officer


                                    BLACK BEAR OFFSHORE FUND, a Cayman
                                      Islands exempted company

                                    By: Eastbourne Capital Management, L.L.C.
                                    Its: Investment Adviser and Attorney In Fact



                                    By:
                                        ----------------------------------------
                                        Eric M. Sippel
                                        Chief Operating Officer

                                    HORSE EYE LEVEL PARTNERS, L.P., a
                                      Delaware limited partnership

                                    By: Eastbourne Capital Management, L.L.C.
                                        Its: General Partner



                                    By:
                                        ----------------------------------------
                                        Eric M. Sippel
                                        Chief Operating Officer


                                    STATE OF WISCONSIN INVESTMENT BOARD

                                    By:
                                    Its:


                                    By:
                                        ----------------------------------------
                                        John Nelson
                                        Investment Director



                                    By:
                                        ----------------------------------------
                                        George W. Haywood


                                    ROSEHEART ASSOCIATES



                                    By:
                                        ----------------------------------------
                                        Gregory R. Dube


                                    DePFA INVESTMENT BANK LTD



                                    By:
                                        ----------------------------------------
                                        Con Egan
Closing Date: March 2, 2001

                                   SCHEDULE I


               NAME AND ADDRESS OF                           PURCHASE           STATE OF
                    PURCHASER                               COMMITMENT         RESIDENCE
                    ---------                               ----------         ---------

Nations Small Company Fund                                  $1,587,500.00    North Carolina
c/o Bank of America Capital Management
One Bank of America Plaza
101 South Tryon Street, 10th Floor
Charlotte, NC  28255

Catalyst Partners, L.P.                                        727,500.00       New York
c/o Grover Capital Advisors L.L.C.
350 Park Avenue, 11th Floor
New York, NY  10022

Catalyst International, Ltd.                                    22,500.00       New York
c/o Grover Capital Advisors L.L.C.
350 Park Avenue, 11th Floor
New York, NY  10022

Royal Bank of Canada                                         1,999,996.00       New York
c/o RBC Dominion Securities Corporation
1 Liberty Plaza
165 Broadway
New York, NY  10006

Domain Public Equity Partners, L.P.                          1,270,000.00      New Jersey
One Palmer Square
Princeton, NJ  08542

Cross Atlantic Partners K/S                                    500,000.00       New York
c/o Cross Atlantic Partners
551 Madison Avenue
New York, NY  10022

Cross Atlantic Partners II, K/S                                800,000.00       New York
c/o Cross Atlantic Partners
551 Madison Avenue
New York, NY  10022

Cross Atlantic Partners III, K/S                             2,700,000.00       New York
c/o Cross Atlantic Partners
551 Madison Avenue
New York, NY  10022

               NAME AND ADDRESS OF                           PURCHASE           STATE OF
                    PURCHASER                               COMMITMENT         RESIDENCE
                    ---------                               ----------         ---------

Cross Atlantic Partners IV, K/S                              1,600,000.00       New York
c/o Cross Atlantic Partners
551 Madison Avenue
New York, NY  10022

Unibank A/S                                                    400,000.00       New York
c/o Cross Atlantic Partners
551 Madison Avenue
New York, NY  10022

Black Bear Fund I, L.P.                                        183,754.00      California
c/o Eastbourne Capital Management, L.L.C.
1101 Fifth Avenue, Suite 160
San Rafael, CA  94901

Black Bear Offshore Fund                                     1,816,126.00    Cayman Islands
c/o Eastbourne Capital Management, L.L.C.
1101 Fifth Avenue, Suite 160
San Rafael, CA  94901

Horse Eye Level Partners, L.P.                                 100,000.00       Delaware
c/o Eastbourne Capital Management, L.L.C.
1101 Fifth Avenue, Suite 160
San Rafael, CA  94901

State of Wisconsin Investment Board                          4,100,513.00      Wisconsin
121 East Wilson Street
Madison, WI  53707

George W. Haywood                                            2,000,000.00       New York
642 Second Street
Brooklyn, NY  11215

Roseheart Associates LLC Property Management                   250,000.00      New Jersey
Park 80 Plaza East
Saddle River, NJ 07663

DePFA Investment Bank Ltd                                      250,000.00       New York
570 Lexington Avenue
39th Floor
New York, NY  10022
TOTAL                                                      $20,307,889.00

                                                                       EXHIBIT A

THIS STOCK PURCHASE WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND REGULATIONS PROMULGATED THEREUNDER AND APPLICABLE STATE SECURITIES LAWS.


                         MARTEK BIOSCIENCES CORPORATION

                          COMMON STOCK PURCHASE WARRANT

                           EXPIRING FEBRUARY __, 2006

Number of Shares: _______                          Warrant No.   2001-__

        Martek Biosciences Corporation, a Delaware corporation (the "Company"), hereby certifies that, for value received, _____________________, or its registered assigns (the "Holder"), is entitled, subject to the terms and conditions herein set forth, to purchase from the Company at any time before 5:00 p.m. New York City time on February __, 2006, ______ shares of Common Stock of the Company, par value $.10 per share ("Common Stock"), at a price of $19.05 per share ("Warrant Price"). The Warrant Price and the number of shares of Common Stock for which this warrant (the "Warrant") may be exercised are subject to adjustment as provided herein. This Warrant is one of a duly authorized issue of Warrants of like tenor of the Company to be issued from time to time pursuant to the terms of, and subject to, that certain Common Stock and Warrant Purchase Agreement, dated February __, 2001, by and among the Company and the Purchasers named in Schedule I thereto (the "Purchase Agreement"). Any transferee of this Warrant, by acceptance hereof, assumes and agrees to the rights and restrictions set forth herein and in the Purchase Agreement.

        2. Adjustment of Warrant Price and Number of Shares. The number of shares of Common Stock issuable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time, and the Company agrees to provide notice upon the happening of certain events as follows:

               (a) Stock Splits, Dividends and Stock Combinations. In case the Company shall at any time subdivide the outstanding shares of Common Stock into a greater number of shares, or shall issue a stock dividend on such shares of Common Stock or on any security or right convertible into shares of Common Stock, the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately increased and the Warrant Price shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of Common Stock, the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately decreased, and the Warrant Price proportionately increased, effective at the time of such subdivision, dividend or combination as the case may be.

                (b) Reclassification, Reorganization or Merger. In case of any reclassification, capital reorganization or other change in the outstanding shares of Common Stock, or in the case of any consolidation or merger of the Company with or into another corporation or business entity (other than a consolidation or merger (a) with a subsidiary in which the Company is the surviving corporation or (b) which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock), the Company shall cause effective provision to be made so that the Holder shall have the right thereafter by exercising this Warrant to purchase such kind and amount of shares of stock or other securities, cash or property which such Holder would have received had such Holder exercised this Warrant in full immediately prior to such reclassification, capital reorganization or other change, consolidation or merger (including, without limitation, provisions for adjustments of the number of shares of Common Stock purchasable and receivable upon exercise of this Warrant and adjustments to the Warrant Price as necessary). In case of a consolidation or merger, the surviving or successor corporation or other entity shall duly execute and deliver to the Holder a supplement hereto acknowledging such corporation's or entity's obligations under this Warrant. The foregoing provisions of this subsection 2(b) shall similarly apply to successive reclassifications, capital reorganizations and other changes, consolidations or mergers.

                (c) Other Distributions. In the event the Company at any time or from time to time sets a record date for the determination of holders of Common Stock entitled to receive any distribution payable in securities or assets of the Company other than shares of Common Stock or cash dividends paid or payable solely out of retained earnings, then and in such event provision shall be made so that the Holder shall receive upon conversion of this Warrant, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities or assets of the Company which it would have received had this Warrant been converted into Common Stock on the date of such event and had it thereafter, during the period from the date of such event to and including the date of conversion, retained such securities or assets receivable by it as aforesaid during such period, subject to all other adjustment called for during such period as provided in this Warrant.

                (d) Certificate of Adjustment. Whenever the Warrant Price or number or type of securities issuable upon exercise of this Warrant is adjusted, as herein provided, the Company shall promptly deliver to the record holder of this Warrant a certificate of an officer of the Company setting forth the nature of such adjustment and a brief statement of the facts requiring such adjustment. The form of this Warrant need not be changed because of any adjustment in the Exercise Price or the number of Shares issuable upon its exercise. The Company shall provide the Holder with not less than 10 days prior written notice of (i) any event resulting in an adjustment under Section 2 and (ii) any sale, lease or other disposition of all or substantially all of the assets of the Company.

        3.     No Stockholder Rights.

               (a) Except as set forth in subsection 3(b) below, this Warrant, by itself as distinguished from the shares purchasable hereunder, shall not entitle the Holder to any of the rights of a stockholder of the Company.

               (b) If the Company shall effect an offering of shares of Common Stock or other stock pro rata among it stockholders, the Holder shall be entitled, at the Holder's option to the extent this Warrant is then exerciseable and has not been exercised, to elect to participate in each and every such offering as though this Warrant had been exercised and the Holder were, at the time of any rights offering, then a holder of that number of shares of Common Stock to which the Holder is then entitled upon exercise of this Warrant.

        4. Authorization and Reservation of Stock. The Company will reserve from its authorized and unissued capital stock a sufficient number of shares of Common Stock or other securities issuable upon exercise hereof to provide for the issuance of Common Stock or other securities on the exercise of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock or other securities upon the exercise of this Warrant.

        5.     Exercise of Warrant.

               (a) Exercise Procedures. This Warrant may be exercised in whole or in part by the surrender of this Warrant, together with the Notice of Exercise attached hereto as Exhibit A and, if the exercise is by the initial Holder hereof or any subsequent Holder during any period when the Warrant Shares are not registered for issuance pursuant hereto under the Securities Act of 1933 (the "Securities Act"), the Investment Representation Statement in the form attached hereto as Exhibit B, duly completed and executed, at the principal office of the Company prior to 5:00 p.m. on February __, 2006, accompanied by payment in full of the Warrant Price in cash or by check with respect to the shares of Common Stock or other securities being purchased. Notwithstanding the foregoing, this Warrant may not be exercised by Holders, other than the initial Holder hereof (or their affiliates), during the period (the "Registration Period") commencing on the date of the transfer to such Holder and ending on the effective date of a registration statement under the Securities Act covering the issuance of the Warrant Shares to such subsequent Holders (or, if such registration statement is withdrawn prior to its effectiveness, for a period ending 30 days from the date of withdrawal). This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock or other securities issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Common Stock or other securities issuable upon such exercise. Upon any partial exercise of this Warrant, the Company will issue to the Holder a new Warrant for the number of shares of Common Stock or other securities as to which this Warrant was not exercised.

               (b) Fractional Shares. The Company shall not be required upon any exercise of this Warrant to issue a certificate representing any fraction of a share of Common Stock. Instead of any fractional share of Common Stock which would otherwise be issuable upon exercise of this Warrant, the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to the fair market value of such fractional interest. For purposes hereof "fair market value" of a share of Common Stock shall be determined as follows: if on the date the determination is made the Common Stock is listed on an established national or regional stock exchange, is admitted to quotation on the Nasdaq National Market, or is publicly traded on an established securities market, the fair market value of the Common Stock shall be the closing price of the Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the trading day immediately preceding the date on which such determination is being made (or, if there is no such reported closing price, the fair market value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day), or, if no sale of the Common Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Common Stock is not listed on such an exchange, quoted on such system or traded on such a market, fair market value shall be determined by the Company's board of directors in good faith (whose good faith determination shall be conclusive).

               (c) Legends. Except in the case of exercises by holders other than the initial Holder after the expiration of the Registration Period, each certificate for Warrant Shares initially issued upon exercise of this Warrant shall bear the following legend:

               This securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws and may not be offered, sold or transferred in the absence of registration or the availability of an exemption from registration under the Act and regulations promulgated thereunder and applicable state securities laws.

               Any certificate issued at any time in exchange or substitution for any certificate bearing such legend shall also bear the above legend unless, in the opinion of counsel to the Company, the securities represented thereby need no longer be subject to the restriction on transferability. The provisions of this Section 5 shall be binding upon all holders of this Warrant.

        6. Transfer of Warrant. This Warrant may be transferred or assigned by the Holder hereof in whole or in part provided that the transferring Holder executes and delivers to the Company an instrument of assignment in the form of Exhibit C hereto and, if transferred prior to effectiveness of a registration statement covering dispositions of the Warrants under the Securities Act, an opinion of counsel to the effect that such transfer may occur without such registration.

        7. Period of Exercise. This Warrant will terminate and shall no longer be exerciseable at 5:00 p.m., New York City time, on February __, 2006.

        8. Loss, Destruction, etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity in such form and amounts as shall be reasonably satisfactory to the Company, provided however, that the requirement to deliver such bond shall not apply to the initial Holder of this Warrant, or in the event of such mutilation, upon surrender and cancellation of the Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provision of this Section 8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

        9. Miscellaneous. This Warrant shall be governed by the internal laws of the State of Delaware. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the Holder hereof. If any provision or clause of this Warrant shall for any reason be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision of this Warrant, but this Warrant shall be construed as if such provision or clause had never been contained in the Warrant, and there shall be deemed substituted therefor such other provision or clause as will most nearly accomplish the intent of the Company and the initial holder of this Warrant as expressed in this Warrant to the fullest extent permitted by law. All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by the Company of a holder hereof pursuant to this Warrant shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery, overnight or express mail, telegram or telex, addressed as follows:

                      (i)    If to the Company:

                             Martek Biosciences Corporation
                             6480 Dobbin Road
                             Columbia, MD  21045
                             Attention:  Corporate Secretary
                             Telefax No.:  (410) 740-2985

                     (ii) If to a Holder, to the last address shown on the books of the Company or at any more recent address of which any holder hereof shall have notified the Company in writing pursuant to the terms hereof.

The Company or a Holder hereof may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a telex) the answerback being deemed conclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

                10. Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms, provided that giving effect to this provision would not materially alter the economic benefits and burdens intended by the original terms hereof.

                11. No Impairment. The Company will not, by amendment of its Certificate of Incorporation or By-laws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Shares upon exercise of this Warrant.

        ISSUED this ____ day of February, 2001.


                                            MARTEK BIOSCIENCES CORPORATION


                                            By:
                                                -------------------------------

                                    EXHIBIT A
            TO COMMON STOCK PURCHASE WARRANT, DATED FEBRUARY __, 2001

                               NOTICE OF EXERCISE


TO:  MARTEK BIOSCIENCES CORPORATION


        1. The undersigned hereby elects to purchase ________ shares of Common Stock of Martek Biosciences Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

        2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other names as is specified below and issue to the undersigned a new Warrant representing the balance of the attached Warrant to the extent not exercised in full:


                     ------------------------
                      (Name)

                     ------------------------
                      (Address)



------------------------------        -----------------------------------------
(Date)                                (Name of Warrant Holder)

                                      By:
                                          -------------------------------------

                                      Title:
                                             ----------------------------------

                                      (name of purchaser, and title and
                                      signature of authorized person)

                                    EXHIBIT B
            TO COMMON STOCK PURCHASE WARRANT, DATED FEBRUARY __, 2001


                       INVESTMENT REPRESENTATION STATEMENT



Date: ____________ , 200__                                    ________ Shares of
                                                                 Common Stock of
                                                  Martek Biosciences Corporation


        In connection with the purchase of the above-listed securities pursuant to exercise of the warrant referred to herein, the undersigned (the "Holder") hereby represents to Martek Biosciences Corporation (the "Company") as follows:

        1. Receipt of Information. The Holder has received all the information it considers necessary or appropriate to determine whether to purchase the shares of Common Stock (the "Warrant Shares") issuable upon exercise of the Warrant dated February __, 2001 (the "Warrant") originally issued by the Company pursuant to the terms of that certain Common Stock and Warrant Purchase Agreement, dated February __, 2001, by and among the Company and the Purchasers named in Schedule I thereto (the "Purchase Agreement").

        2.     Investment Representations.

                (a) The Holder is acquiring the Warrant Shares to be received upon exercise of this Warrant for its own account as principal, for investment purposes and not with a view to any distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any other securities laws, and further understands and acknowledges that the offer and sale of the Warrant Shares to the Holder pursuant to this Warrant will not be registered under the Securities Act or any state securities laws on the assumption that the offer and sale of the Warrant Shares are exempt from registration pursuant to Section 4(2) of the Securities Act and Regulation D thereunder and that Company's reliance upon such exemption is predicated upon such Holder's representations set forth herein.

                (b) The Holder is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act, and by virtue of such Holder's experience in financial and business matters, is capable of evaluating the merits and risks of such Holder's investment in the Warrant Shares, has the ability to bear the economic risks of such an investment, including a complete loss of the investment, and has the capacity to protect the Holder's own interests. For purposes of the requirements of state securities laws, such Holder represents that it is either (i) solely a resident of the state of _________________ or
(ii) acting through its duly authorized agent, which agent's principal office is located in the state of _______________ and that the offer and purchase of the Warrant Shares pursuant hereto will occur solely in such state.

                (c) The Holder acknowledges that the certificates representing the Warrant Shares shall bear a legend substantially as set forth below indicating the restrictions on transfers to which the Warrants Shares are subject, and instructions shall be given to the transfer agent for the Common Stock that no transfer is to be effected except in compliance with such transfer restrictions:

               The securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws and may not be offered, sold or transferred in the absence of registration or the availability of an exemption from registration under the Act and regulations promulgated thereunder and applicable state securities laws.

                (d) Because the Warrant Shares have not been registered under the Securities Act or applicable state securities laws, the Holder acknowledges that the economic risk of the investment must be borne indefinitely by such Holder, the Warrant Shares cannot be sold by the Holder unless subsequently registered under the Securities Act and such laws or unless an exemption from such registration is available, and there is no assurance that the Warrant Shares will ever be so registered in the future.

                (e) The Holder hereby acknowledges that the Company has made available to such Holder such books, records, corporate documents and all other information as such Holder has requested and considers necessary to evaluating the merits and risks of an investment in the Warrant Shares. The Holder acknowledges that it has been afforded the opportunity to ask questions concerning the Company and has received satisfactory answers thereto, to obtain all additional information that it has requested, and to request and receive all documents concerning the Company and the terms and conditions of such Holder's investment in the Warrant Shares. The Holder acknowledges that it has not been offered the Warrant Shares by any means of general solicitation or advertisement, and that no commission or sales charges is payable to any third party in connection with the exercise of the Warrant.

                (f) The Holder recognizes that investment in the Warrant Shares involves a high degree of risk. Such Holder is aware that no federal or state agency has made any finding or determination as to the fairness of the Warrant Shares for investment, nor any recommendation or endorsement of the Warrant Shares.

Dated: __________, _______            HOLDER:


                                      -------------------------------
                                      (Signature)

                                      -------------------------------
                                      (Typed or Printed Name)

                                      -------------------------------
                                      (Title)

                                    EXHIBIT C
            TO COMMON STOCK PURCHASE WARRANT, DATED FEBRUARY __, 2001

                                   ASSIGNMENT

            TO BE EXECUTED BY THE REGISTERED HOLDER IF HE, SHE OR IT
                   DESIRES TO TRANSFER THE WITHIN WARRANT OF

                         MARTEK BIOSCIENCES CORPORATION

        FOR VALUE RECEIVED _______________ hereby sells, assigns and transfers unto _______________ with an address at _______________, the right to purchase _______________ shares of Common Stock of Martek Biosciences Corporation (the "Company") covered by the within Warrant, and does hereby irrevocably constitute and appoint ____________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.


                                Name of Holder:
                                               ---------------------------------

                                Signature
                                            ------------------------------------

                                Print Name:
                                            ------------------------------------

                                Title:
                                            ------------------------------------

                                Address:
                                            ------------------------------------
                                            ------------------------------------
                                            ------------------------------------

Dated: ____________________, _______


In the presence of


--------------------------------


                                     NOTICE

        The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or change whatsoever.

                                    EXHIBIT B


               TRUSTEES OF THE STATE OF WISCONSIN INVESTMENT BOARD

Jon D. Hammes
John Peterson, III
Eric O. Stanchfield
Andrea Steen Crawford
James A. Senty
George H. Hahner
George F. Lightbourn
James R. Nelsen
William R. Sauey


                              RELEVANT EMPLOYEES OF
                     THE STATE OF WISCONSIN INVESTMENT BOARD

All Transactions
----------------

Patricia Lipton                                   Executive Director
Joseph Gorman                                     Chief Investment Officer - Equities
Keith Johnson                                     Chief Legal Counsel
Teresa Lau                                        Assistant Legal Counsel
Cynthia Richson                                   Assistant Legal Counsel
Jon Traver                                        Chief Investment Officer - Fixed Income

For Real Estate Transactions
----------------------------
Robert Severance                                  Investment Director
Chuck Carpenter                                   Assistant Investment Director
Dave Lewandowski                                  Investment Officer
Steve Spiekerman                                  Investment Officer
For Private Placement Loans

Jim Gannon                                        Investment Director
Eave Hennessee                                    Portfolio Manager
Monica Jaehnig                                    Portfolio Manager
For Private Placement Funds &
-----------------------------
Equity Investments
------------------

Jim Gannon                                        Investment Director
Jon Vanderploeg                                   Portfolio Manager
Carrie Thome                                      Assistant Portfolio Manager
Tom Olson                                         Investment Officer
For Non-traditional Investments
-------------------------------

Mike Wagner                                       Investment Director
Tom Drake                                         Securities Analyst

For Small Cap Portfolio Direct Placements
-----------------------------------------

John Nelson                                       Investment Director
Chad Neumann                                      Securities Analyst
Mark Traster                                      Securities Analyst
Jackie Doeler                                     Securities Analyst
Dan Kane                                          Securities Analyst